Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Reportable Segment and Line of Business - Summary of Condensed Combined Information of the Statement of Income of Discontinued Operations (Detail) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of Discontinued Operations [line items]
Revenues	$ 17,388	$ 15,577	$ 14,379
Earnings before income tax	1,449	770	954
Net result of discontinued operations	$ 0	324	(39)
Discontinued Operations [member]
Disclosure of Discontinued Operations [line items]
Revenues		256	354
Cost of sales and operating expenses		(225)	(304)
Other expenses, net		(8)	(42)
Financial expenses, net and others		0	5
Earnings before income tax		23	13
Income tax		(3)	(48)
Result of discontinued operations		20	(35)
Net disposal result		304	(4)
Net result of discontinued operations		$ 324	$ (39)